PHELPS DODGE
                                   CORPORATION




                                 AUGUST 20, 1999










                                               PHELPS DODGE CORPORATION


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                                               PHELPS DODGE CORPORATION


Forward-Looking Statements


These slides include "forward-looking statements" that express expectations of future events or results. All statements based on future expectations rather than on historical facts are forward-looking statements that involve a number of risks and uncertainties, and the company cannot give assurance that such statements will prove to be correct. Please refer to the Management's Discussion and Analysis section of the company's report on Form 10-K for the year ended December 31, 1998.

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                                  PHELPS DODGE/
                               Asarco/Cyprus Amax
                                   Combination





                                               PHELPS DODGE CORPORATION

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                                               PHELPS DODGE CORPORATION


Rationale For Three-Way Combination
--------------------------------------------------------------------------------



   o Unique opportunity to create a large, resource-rich portfolio of lower-cost global copper assets


   o Industry need for consolidation, improved productivity and cost efficiencies


   o  Ability to optimize operations and achieve cost savings


   o  Opportunity for value-based portfolio management


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                                               PHELPS DODGE CORPORATION


Rationale For Three-Way Combination
--------------------------------------------------------------------------------


   o   Greater flexibility to excel across business cycles


   o   Increased ability to compete for world-class projects


   o   Strong, liquid balance sheet; excellent access to capital


   o   Enhanced value for shareholders of all three companies


   o Phelps Dodge's demonstrated track record of delivering superior returns

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                                               PHELPS DODGE CORPORATION



Summary of Phelps Dodge's
Proposals
--------------------------------------------------------------------------------


  o   Terms:            Fixed exchange ratio
                        0.4098 Phelps Dodge shares
                        per Asarco share
                        0.3135 Phelps Dodge shares
                        per Cyprus Amax share
                        Neither proposal conditioned on the other


  o   Value:            $24.05 per share
                        $18.40 per Cyprus Amax share


  o   Current Premium   30% per Asarco share
                        29% per Cyprus Amax share

Note: Valuations/premiums based on share prices before trading was halted for these stocks on the morning of 8/20/99:  $58.69
      Phelps Dodge; $18.50 Asarco; $14.25 Cyprus Amax; maintains
      Asarco/Cyprus Amax announced exchange ratio of 0.765

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                                               PHELPS DODGE CORPORATION


Transaction Overview
--------------------------------------------------------------------------------


   o  Cash Flow:          Significantly accretive in Year One


   o  Earnings:           Accretive in Year Two*


   o  Cash Cost Savings:  $200 million annually


   o  Tax Free:           Yes


   o  Accounting:         Purchase Accounting


   o  Non-Cash Savings:   $65 million annual reduction in depreciation expense

*Based on current portfolio and analysts' estimates of copper prices of $0.80 - $0.85 per pound in 2001.


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                                               PHELPS DODGE CORPORATION


Substantial Cost Savings
--------------------------------------------------------------------------------
(In $ Millions)

                                 Annual Savings

SG&A Reductions            $ 85
Integration of Operations    60
Exploration Savings          55
                           ----
Cash Cost Savings          $200

Lower Depreciation         $ 65

Total Savings              $265

Note: All estimates are based on public information and Phelps Dodge experience

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                                               PHELPS DODGE CORPORATION


Phelps Dodge's Proposals Provide Superior Value
--------------------------------------------------------------------------------


   o  Immediate and substantial premiums


   o  Opportunity to participate in combined upside
      - $200 million of cash cost savings achieved within 2 years
      - Significantly greater synergies than Asarco/Cyprus Amax deal


   o  Significant dividend increases
      -     Phelps Dodge's current $2.00 dividend
      -     4.1X dividend level in proposed Asarco/Cyprus Amax merger


   o  Experience and discipline in portfolio management


   o  Strong and liquid balance sheet


   o  Enhanced stock liquidity


   o  Proven track record of Phelps Dodge's management team

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                                               PHELPS DODGE CORPORATION


Phelps Dodge's Commitment To Transactions
--------------------------------------------------------------------------------

   o  Committed to completing value-enhancing transaction


   o  Phelps Dodge will act quickly to consummate the transaction


   o  Would prefer a negotiated transaction


   o  Phelps Dodge is prepared to take all necessary steps


   o  Confident of obtaining regulatory approvals


   o Confident that proposals to Asarco and Cyprus Amax shareholders represent a unique and compelling opportunity


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                                               PHELPS DODGE CORPORATION


Resource-Rich,
Cost-Competitive
--------------------------------------------------------------------------------

   o   Current production levels          = 3.8 billion pounds


   o   Target CASH production cost        = less than $0.50 per pound


   o   Target FULL production cost        = less than $0.60 per pound


   o Core portfolio of world-class copper mines represents more than 50% of current annual production
      - Morenci, SPCC, El Abra, Cerro Verde, Candelaria
      - 2.0 billion pounds at average cash cost of less than $0.50 per pound


   o   Will review non-core assets

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                                               PHELPS DODGE CORPORATION


Key Statistics
--------------------------------------------------------------------------------

                              Phelps                      Cyprus        Pro
                              Dodge       Asarco            Amax        Forma
                             -------     -------          ------        -----
(BN of pounds)
Current Production*            1.7            1.0            1.0         3.8

(BN of pounds)
Copper Reserves* (12/31/98)   29.0           28.3           20.0        80.0

--------------------------------------------------------------------------------

($ BN)
Assets (6/30/99)              $4.9           $4.0           $4.7       $12.0
Debt (6/30/99)                $1.1           $1.1           $2.1        $3.2
Cash (6/30/99)                $0.1           $0.1           $1.3        $0.5


($ per share, annually)
Dividend                      $2.00          $0.20          $0.20       $2.00

* Beneficial share

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                                               PHELPS DODGE CORPORATION


Beneficial Copper
Production/Cash Cost Profile
--------------------------------------------------------------------------------

                          [GRAPHICAL DISPLAY OMITTED]




[This graph presents cash cost, in cents per pound, and aggregate copper production, in billions of pounds of: El Abra, Cerro Verde, Silver Bell, Candelaria, SPCC, Morenci, Chino, Tyrone, Bagdad, Miami, Montana Resources, Sierrita, Mission, and Ray mines]



Source:  Brook Hunt; modified 1999 EST

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                                               PHELPS DODGE CORPORATION


Phelps Dodge
Management Philosophy
--------------------------------------------------------------------------------


   o   Shareholder-oriented

   o   Proven track record of delivering shareholder value

   o   Low-cost production is a necessity

   o Every property must earn in excess of its cost of capital over the copper cycle

   o   Strong management and operating leadership
       - Not afraid to make tough decisions


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                                               PHELPS DODGE CORPORATION


Superior Shareholder Returns
Last 15 Years
--------------------------------------------------------------------------------

                          [GRAPHICAL DISPLAY OMITTED]


This graph displays the total return on the common stock of Phelps Dodge (1024%), Cyprus Amax (102%) and Asarco (25%) over the past 15 years using a base date of August 10, 1994.



Source:  Morgan Stanley Dean Witter

Note:  Cyprus Amax returns measured from 5/85 IPO.

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                                               PHELPS DODGE CORPORATION


Total Returns Comparison
Through August 11, 1999
--------------------------------------------------------------------------------

                  1           3           5           10         15
                  Year        Years       Years       Years      Years
                 ------      -------     -------     -------    -------

Phelps Dodge      20%          13%         20%         161%        1024%
Asarco            (7)         (16)        (27)         (20)        25
Cyprus Amax       26          (22)        (40)         (26)        102

S&P 500           23%         107%        213%         369%*       687%**
S&P Metals        36          (22)        (16)         25*         124**


Source:  Morgan Stanley Dean Witter       Note:  Dividends reinvested
                                                 * S&P 500 and S&P
                                                   Metals are from
                                                   1/1/90
                                                 **Without dividend
                                                   reinvestment


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                                               PHELPS DODGE CORPORATION



Phelps Dodge's Integration Plan
--------------------------------------------------------------------------------

    o Integrate worldwide operations

      - Administrative functions in United States

      - Administrative functions in Chile and Peru

      - Mining operations in southwestern United States

      - Worldwide exploration and development activities


    o Reduce operating expenses


    o Realize additional efficiencies in exploration


    o In addition, opportunities to reduce capital expenditures

    o Achieve $200 million in annual cash cost savings

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                                               PHELPS DODGE CORPORATION


Summary of Cash Cost Savings
--------------------------------------------------------------------------------
(In $ Millions)

      SG&A Expense                                            $85
      Exploration                                              55
                                                              ---
      Operating Synergies
         Reduce Supply Costs ..................................28
         Reducee Electric Power Costs .........................12
         Optimize Copper Refining Operations....................7
         Optimize Mill/Leach Mix................................7
         Integrate Arizona Management and Support Services......6
                                                              ---
         Total Cash Cost Operating Synergies                   60
                                                              ---
     Total Cash Cost Savings                                 $200


Note:  All estimates are based on public information and Phelps Dodge experience

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                                               PHELPS DODGE CORPORATION



Financial Strength and Operating Flexibility
--------------------------------------------------------------------------------

   o  Strong, liquid balance sheet

   o  Debt to capital ratio of 40%

      - Target reduction to near 30% within 3 years

      - Intention to review non-core assets

   o  Strong cash flow generation

   o  Cost-competitive throughout the business cycle

   o  Poised to prosper in better copper pricing environment



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                                               PHELPS DODGE CORPORATION



Summary
--------------------------------------------------------------------------------


   o   Unique opportunity

   o   Significant cost savings

   o   Value-based portfolio management

   o   Proven Phelps Dodge track record

   o   Strong resolve to complete transaction



                            Superior Value Creation

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